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                  MEMORANDUM OF UNDERSTANDING - JOINT VENTURE

Party A : China Sci-Technologies International Trust & Investment Co. Ltd Address :

Party B : MYWEB INC.COM
Address : 712 FIFTH AVENUE, 7th Floor , New York, N.Y. 10019

Both parties have agreed to form a strategic alliance partnership and also agreed on the following points on the matter of promoting and developing the internet stock trading market:

1. Both Parties have agreed to jointly research and develop MyWeb Set-top box technologies on the household internet stock trading solutions, based on MyWeb Set-top box technologies and MyWeb Online Service, and jointly focus on the development of the internet stock trading market.

2. Party B agrees to provide Party A :

     -    a certain number of MyWeb set-top boxes, at a certain time frame;
     - technical and service support to customers of Party A who are in the internet stock trading business; and
     -    MyWeb Online Services.

3. Party A agrees to

     -    buy from Party B MyWeb Set-top boxes;
     -    use Party A's website to promote and demonstrate MyWeb's product, and
     - use an effective method to rent, sell, give Set-top boxes to Party A's users to promote the growth of internet stock trading.

4. Party B agrees to

     - place a link to Party A on MyWeb Online Services "Internet Stock Trading" site;
     - allow Party A to do business promotions on MyWeb Online Service, internet stock trading information services and customer support; and
     -    provide the necessary technical support.

5.   Party B agrees to install MyWeb software in Party A's computers      [***],
               as well as provide           [***]            to Party A's
     customers.

6. Both parties will establish a working committee to liaise with the relevant ISPs, banks and software vendors, to launch both parties' marketing and business plans, to provide household internet stock trading solutions, and to increase the number of customers.

7. Both parties will discuss any matters not raised in this agreement on another occasion. The detail execution plan and agreement will be signed in May.


There are four copies of this agreement, whereby each party will hold two copies.

Party A - Signature                       Party B - Signature
/s/ illegible                               /s/ illegible
-----------------------------               -------------------------------
19th May 1999                               19th May 1999

[***] Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the SEC.